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Exhibit 99.1

SIMON PROPERTY GROUP
Overview

The Company

    Simon Property Group, Inc. ("SPG") (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P. (the "Operating Partnership") is a subsidiary partnership of SPG. Shares of SPG are paired with beneficial interests in shares of stock of SPG Realty Consultants, Inc. ("SRC", and together with SPG, the "Company"). The Company and the Operating Partnership (collectively the "Simon Group") are engaged primarily in the ownership, operation, management, leasing, acquisition, expansion and development of real estate properties, primarily regional malls and community shopping centers.

    At March 31, 2001, the Company, directly or through the Operating Partnership, owned or had an interest in 250 properties which consisted of regional malls, community shopping centers, and specialty and mixed-use properties containing an aggregate of 185 million square feet of gross leasable area (GLA) in 36 states and five assets in Europe. The Company, together with its affiliated management companies, owned or managed approximately 191 million square feet of GLA in retail and mixed-use properties.

    This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) debt information as of March 31, 2001, for the Company and the Operating Partnership.

    Certain statements contained in this Supplemental Package may constitute "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned that forward-looking statements involve risks and uncertainties, which may affect the business and prospects of the Company and the Operating Partnership. We direct you to the Company's various filings with the Securities and Exchange Commission including Form 10-K and Form 10-Q for a detailed discussion of risks and uncertainties.

    We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Director of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

Simon Property Group Economic Ownership Structure (1)

March 31, 2001

(1)
Schedule excludes preferred stock (see "Preferred Stock—Units Outstanding") and units not convertible into common stock.

(2)
Managing general partner of Simon Property Group, L.P.

(3)
Shares of Simon Property Group, Inc. ("SPG") are paired with beneficial interests in shares of stock of SPG Realty Consultants, Inc.

(4)
The number of outstanding shares of common stock of SPG exceeds the number of Simon Property Group, L.P. units owned by SPG by 1,670,944. This is the result of the direct ownership of Ocean County Mall by SPG, partially offset by units issued to SPG in exchange for North Shore Mall.

(5)
Executive management excludes Simon family members.

SIMON PROPERTY GROUP

Changes in Common Shares and Unit Ownership

For the Period from December 31, 2000 through March 31, 2001

	Operating Partnership Units(1)	Company Common Shares(2)
Number Outstanding at December 31, 2000	64,966,226	171,945,760
Restricted Stock Awards (Stock Incentive Program), Net	—	463,130
Issuance of Stock for Stock Option Exercises	—	27,000
Conversion of Units into Cash	(41,851)	—
Issuance of Units in Connection with Liberty Tree Mall	8,185	—
Number Outstanding at March 31, 2001	64,932,560	172,435,890
Total Common Shares and Units Outstanding at March 31, 2001: 237,368,450(2)
Details for Diluted FFO Calculation:
Company Common Shares Outstanding at March 31, 2001		172,435,890
Number of Common Shares Issuable Assuming Conversion of:
Series A Preferred 6.5% Convertible(3)		1,940,005
Series B Preferred 6.5% Convertible(3)		12,490,773
Net Number of Common Shares Issuable Assuming Exercise of Stock Options		176,860
Diluted Common Shares Outstanding at March 31, 2001		187,043,528
Fully Diluted Common Shares and Units Outstanding at March 31, 2001: 251,976,088

(1)
Excludes units owned by the Company (shown here as Company Common Shares) and units not convertible into common shares.

(2)
Excludes preferred units relating to preferred stock outstanding (see Schedule of Preferred Stock Outstanding).

(3)
Conversion terms provided in footnotes (1) and (2) on page 8 of this document.

SIMON PROPERTY GROUP

Preferred Stock/Units Outstanding

As of March 31, 2001

($ in 000's)

Issuer	Description	Number of Shares/Units	Per Share Liquidation Preference	Aggregate Liquidation Preference	Ticker Symbol
Preferred Shares:
Convertible
Simon Property Group, Inc.	Series A Preferred 6.5% Convertible(1)	51,059	$1,000	$51,059	N/A
Simon Property Group, Inc.	Series B Preferred 6.5% Convertible(2)	4,830,057	$100	$483,006	SPGPrB
Perpetual
SPG Properties, Inc.	Series B Preferred 8 3/4% Perpetual(3)	8,000,000	$25	$200,000	SGVPrB
SPG Properties, Inc.	Series C Preferred 7.89% Perpetual(4)	3,000,000	$50	$150,000	N/A
Simon Property Group, Inc.	Series E Preferred 8% Cumulative Redeemable(5)	1,000,000	$25	$25,000	N/A
Preferred Units:
Simon Property Group, L.P.	Series C 7% Cumulative Convertible Preferred(6)	2,600,893	$28	$72,825	N/A
Simon Property Group, L.P.	Series D 8% Cumulative Redeemable Preferred(7)	2,600,893	$30	$78,027	N/A

(1)
Assumed in connection with the CPI merger. Each share is convertible into a number of shares of common stock obtained by dividing $1,000 by $26.319 (conversion price), which is subject to adjustment as outlined below. The stock is not redeemable, except as needed to maintain or bring the direct or indirect ownership of the capital stock of the Company into conformity with the requirements of Section 856(a)(6) of the Code.

(2)
Issued as part of the consideration for the CPI merger. Each share is convertible into a number of shares of common stock of the Company obtained by dividing $100 by $38.669 (the conversion price), which is subject to adjustment as outlined below. The Company may redeem the stock on or after September 24, 2003 at a price beginning at 105% of the liquidation preference plus accrued dividends and declining to 100% of the liquidation preference plus accrued dividends any time on or after September 24, 2008. The shares are traded on the New York Stock Exchange. The closing price on March 30, 2001, was $72.50 per share.

    The conversion prices of the Series A and Series B Convertible Preferred Stock are subject to adjustment by the Company in connection with certain events.

(3)
SPG Properties, Inc. may redeem the stock on or after September 29, 2006. The shares are not convertible into any other securities of SPG Properties, Inc. or the Company. The shares are traded on the New York Stock Exchange. The closing price on March 30, 2001, was $25.36 per share.

(4)
The Cumulative Step-Up Premium Rate Preferred Stock was issued at 7.89%. The shares are redeemable after September 30, 2007. Beginning October 1, 2012, the rate increases to 9.89%.

(5)
Issued in connection with the acquisition of Mall of America. Simon Property Group, Inc. Series E Preferred 8% Cumulative Redeemable Stock is not redeemable prior to August 27, 2004.

(6)
Issued in connection with the New England Development Acquisition. Each unit/share is convertible into 0.75676 shares of common stock on or after August 27, 2004 if certain conditions are met. Each unit/share is not redeemable prior to August 27, 2009.

(7)
Issued in connection with the New England Development Acquisition. Each unit/share is not redeemable prior to August 27, 2009.

SIMON PROPERTY GROUP

Reconciliation of Income to Funds From Operations ("FFO")

As of March 31, 2001

(Amounts in thousands, except per share data)

	Three Months Ended March 31,
	2001	2000
Income Before Extraordinary Items and Cumulative Effect of Accounting Change(1)(2)	$63,775	$71,136
Plus: Depreciation and Amortization from Combined Consolidated Properties	106,166	98,236
Plus: Simon's Share of Depreciation and Amortization from Unconsolidated Entities	31,257	28,801
Less: Gain on Sales of Real Estate	(2,711)	(7,096)
Less: Minority Interest Portion of Depreciation, Amortization and Extraordinary Items	(1,487)	(1,480)
Less: Preferred Distributions (including those of subsidiary)	(19,431)	(19,372)
FFO of the Simon Portfolio	$177,569	$170,225

Percent Increase	4.3%
FFO of the Simon Portfolio	$177,569	$170,225
Basic FFO per Paired Share:
Basic FFO Allocable to the Company	$128,766	$123,506
Basic Weighted Average Paired Shares Outstanding	172,001	173,223
Basic FFO per Paired Share	$0.75	$0.71

Percent Increase	5.6%
Diluted FFO per Paired Share:
Diluted FFO Allocable to the Company	$138,047	$132,667
Diluted Weighted Average Number of Equivalent Paired Shares	186,609	187,807
Diluted FFO per Paired Share	$0.74	$0.71

Percent Increase	4.2%

(1)
Includes gains on land sales of $1.2 million and $1.8 million for the three months ended March 31, 2001 and 2000, respectively.

(2)
Includes straight-line adjustments to minimum rent of $4.3 million and $5.0 million for the three months ended March 31, 2001 and 2000, respectively.

SIMON PROPERTY GROUP

Selected Financial Information

As of March 31, 2001

(In thousands, except as noted)

	As of or for the Three Months Ended March 31,
			% Change
	2001	2000
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$490,676	$477,851	2.7%
Total EBITDA of the Simon Group Portfolio	$511,582	$484,785	5.5%
Simon Group's Share of EBITDA	$388,867	$375,224	3.6%
Net Income Available to Common Shareholders	$30,939	$28,243	9.5%
Basic Net Income per Paired Share	$0.18	$0.16	12.5%
Diluted Net Income per Paired Share	$0.18	$0.16	12.5%
FFO of the Simon Group Portfolio	$177,569	$170,225	4.3%
Basic FFO Allocable to the Company	$128,766	$123,506	4.3%
Diluted FFO Allocable to the Company	$138,047	$132,667	4.1%
Basic FFO per Paired Share	$0.75	$0.71	5.6%
Diluted FFO per Paired Share	$0.74	$0.71	4.2%
Distributions per Paired Share	$0.5050	$0.5050	0.0%
Operational Statistics
Occupancy at End of Period:
Regional Malls(1)	90.2%	89.5%	0.7%
Community Shopping Centers(2)	90.7%	88.6%	2.1%
Average Base Rent per Square Foot:
Regional Malls(1)	$28.60	$27.52	3.9%
Community Shopping Centers(2)	$9.54	$8.59	11.1%
Releasing Spread, Regional Malls:
Opening Base Rent per Square Foot	$35.06	$30.77	13.9%
Closing Base Rent per Square Foot	$28.95	$28.77	0.6%
Releasing Spread per Square Foot	$6.11	$2.00	205.5%
Regional Malls:
Total Tenant Sales Volume, in millions(3)(4)	$3,658	$3,422	6.9%
Comparable Sales per Square Foot(4)	$389	$385	1.0%
Total Sales per Square Foot(4)	$381	$370	3.0%
Number of U.S. Properties Open at End of Period	250	257	-2.7%
Total U.S. GLA at End of Period, in millions of square feet	184.9	184.2	0.4%

(1)
Includes mall and freestanding stores.

(2)
Includes all Owned GLA.

(3)
Represents only those tenants who report sales.

(4)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes only mall and freestanding stores less than 10,000 square feet.

SIMON PROPERTY GROUP

Selected Financial Information

As of March 31, 2001

(In thousands, except as noted)

	March 31, 2001	March 31, 2000
Equity Information
Limited Partner Units Outstanding at End of Period	64,933	65,442
Paired Shares Outstanding at End of Period	172,436	173,656

Total Common Shares and Units Outstanding at End of Period	237,368	239,098

Basic Weighted Average Paired Shares Outstanding	172,001	173,223
Diluted Weighted Average Number of Equivalent Paired Shares(1)	186,609	187,807
	March 31, 2001	December 31, 2000
Debt Information
Consolidated Debt	$8,747,219	$8,728,582
Simon Group's Share of Joint Venture Debt	$2,179,390	$2,186,197
Debt-to-Market Capitalization
Common Stock Price at End of Period	$25.60	$24.00
Equity Market Capitalization(2)	$7,020,504	$6,596,008
Total Consolidated Capitalization	$15,767,723	$15,324,590
Total Capitalization—Including Simon Group's Share of JV Debt	$17,947,113	$17,510,787

(1)
Diluted for purposes of computing FFO per share.

(2)
Market value of Common Stock, Units and all issues of Preferred Stock of SPG and SPG Properties, Inc.

SIMON PROPERTY GROUP

Portfolio GLA, Occupancy & Rent Data

As of March 31, 2001

Type of Property	GLA Sq. Ft.	Total Owned GLA	% of Owned GLA	% of Owned GLA Which is Leased	Avg. Annualized Base Rent Per Leased Sq. Ft. of Owned GLA
Regional Malls
—Anchor	96,985,725	29,457,434	26.7%	97.8%	$3.88
—Mall Store	56,288,197	56,240,300	51.1%	90.2%	$29.29
—Freestanding	3,684,911	1,901,032	1.7%	91.4%	$9.27

Subtotal	59,973,108	58,141,332	52.8%	90.2%	$28.60
Regional Mall Total	156,958,833	87,598,766	79.5%	92.8%	$19.74
Community Shopping Centers
—Anchor	12,857,777	8,170,780	7.4%	93.6%	$7.77
—Mall Store	4,358,232	4,272,474	3.9%	85.1%	13.30
—Freestanding	793,350	327,098.3%		90.9%	9.17

Community Ctr. Total	18,009,359	12,770,352	11.6%	90.7%	$9.54
Office Portion of Mixed-Use Properties	2,543,948	2,543,948	2.3%	87.2%	$18.75
Value-Oriented Super-Regional Malls	6,509,839	6,384,839	5.8%	93.3%	$17.43
Other	843,107	832,131.8%
GRAND TOTAL	184,865,086	110,130,036	100.00%

Occupancy History

As of	Regional Malls(1)	Community Shopping Centers(2)
3/31/01	90.2%	90.7%
3/31/00	89.5%	88.6%
12/31/00	91.8%	91.5%
12/31/99	90.6%	88.6%
12/31/98	90.0%	91.4%
12/31/97	87.3%	91.3%
12/31/96	84.7%	91.6%

(1)
Includes mall and freestanding stores.

(2)
Includes all Owned GLA.

SIMON PROPERTY GROUP

Rent Information

As of March 31, 2001

Average Base Rent

As of	Mall & Freestanding Stores at Regional Malls	% Change	Community Shopping Centers	% Change
3/31/01	$28.60	3.9%	$9.54	11.1%
3/31/00	27.52	—	8.59	—
12/31/00	$28.31	3.6%	$9.36	12.0%
12/31/99	27.33	6.3	8.36	8.9
12/31/98	25.70	8.7	7.68	3.2
12/31/97	23.65	14.4	7.44	-2.7
12/31/96	20.68	7.8	7.65	4.9

Rental Rates

	Base Rent(1)
			Amount of Change
Year	Store Openings During Period	Store Closings During Period
			Dollar	Percentage
Regional Malls:
2001 (YTD)	$35.06	$28.95	$6.11	21.1%
2000	35.13	29.24	5.89	20.1
1999	31.25	24.55	6.70	27.3
1998	27.33	23.63	3.70	15.7
1997	29.66	21.26	8.40	39.5
1996	23.59	18.73	4.86	25.9
Community Shopping Centers:
2001 (YTD)	$13.02	$10.47	$2.55	24.4%
2000	14.21	11.51	$2.70	23.5
1999	10.26	7.44	2.82	37.9
1998	10.43	10.95	(0.52)	(4.7)
1997	8.63	9.44	(0.81)	(8.6)
1996	8.18	6.16	2.02	32.8

(1)
Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP

Lease Expirations(1)

As of March 31, 2001

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 3/31/01
Regional Malls—Mall & Freestanding Stores
2001 (4/1 - 12/31)	673	1,395,341	$27.79
2002	1,887	3,676,963	28.19
2003	2,004	4,527,516	30.32
2004	1,747	4,554,585	29.48
2005	1,735	5,388,660	28.31
2006	1,648	4,708,255	30.12
2007	1,423	4,162,186	31.83
2008	1,302	4,479,287	30.59
2009	1,361	4,449,038	28.54
2010	1,565	4,723,149	32.56

TOTALS	15,345	42,064,980	$29.95
Regional Malls—Anchor Tenants
2001 (4/1 - 12/31)	6	750,230	$1.64
2002	14	1,604,579	1.91
2003	17	2,089,403	2.21
2004	25	2,462,680	3.31
2005	23	3,030,767	2.26
2006	19	2,182,652	3.22
2007	8	1,109,740	1.71
2008	15	1,467,310	4.81
2009	16	1,986,791	2.82
2010	15	1,505,476	4.27

TOTALS	158	18,189,628	$2.86
Community Centers—Mall Stores & Freestanding Stores
2001 (4/1 - 12/31)	67	158,676	$12.68
2002	227	568,938	11.62
2003	159	537,107	12.24
2004	146	491,550	13.68
2005	179	658,433	14.18
2006	73	317,568	13.02
2007	20	179,368	11.08
2008	15	117,334	13.40
2009	14	84,118	16.25
2010	25	192,020	14.76

TOTALS	925	3,305,112	$13.06

(1)
Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP

Lease Expirations(1)

As of March 31, 2001

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 3/31/01
Community Centers—Anchor Tenants
2001 (4/1 - 12/31)	3	158,077	$3.10
2002	8	234,940	6.89
2003	14	570,752	4.81
2004	12	410,586	5.09
2005	17	751,911	6.71
2006	15	597,674	5.82
2007	11	466,173	6.28
2008	9	237,172	10.94
2009	15	689,636	6.92
2010	19	719,935	9.62

TOTALS	123	4,836,856	$6.81

(1)
Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP

SPG's Share of Total Debt Amortization and Maturities by Year

As of March 31, 2001

(In thousands)

Year		SPG's Share of Secured Consolidated Debt	SPG's Share of Unsecured Consolidated Debt	SPG's Share of Unconsolidated Joint Venture Debt	SPG's Share of Total Debt
2001	1	149,937	435,000	113,810	698,747
2002	2	382,803	422,929	60,795	866,527
2003	3	581,446	1,220,000	286,251	2,087,697
2004	4	693,490	798,192	199,666	1,691,348
2005	5	163,157	960,000	323,800	1,446,957
2006	6	133,049	250,000	333,321	716,370
2007	7	270,380	180,000	140,340	590,720
2008	8	44,798	200,000	301,319	546,117
2009	9	330,318	650,000	42,974	1,023,292
2010	10	98,990	0	369,108	468,097
Thereafter		105,888	525,000	0	630,888

Subtotal Face Amounts		$2,954,256	$5,641,121	$2,171,385	$10,766,762

Premiums and Discounts on Indebtedness, Net		(1,895)	(2,653)	8,003	3,455

SPG's Share of Total Indebtedness		$2,952,361	$5,638,468	$2,179,388	$10,770,218

SIMON PROPERTY GROUP

Summary of Indebtedness

As of March 31, 2001

(In thousands)

	Total Indebtedness	SPG's Share of Indebtedness	Weighted Avg. Interest Rate	Weighted Avg. Years to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate(1)	2,475,409	2,325,862	7.47%	5.4
Other Hedged Debt	51,000	51,000	8.12%	1.0
Floating Rate Debt	585,152	577,393	6.47%	2.8

Total Mortgage Debt	3,111,561	2,954,255	7.28%	4.8
Unsecured Debt
Fixed Rate(1)	4,318,200	4,318,200	7.21%	6.0
Floating Rate Debt	177,921	177,921	5.97%	1.0

Subtotal	4,496,121	4,496,121	7.16%	5.8
Acquisition Facility	435,000	435,000	5.80%	0.5
Revolving Corporate Credit Facility	505,000	505,000	5.80%	2.4
Revolving Corporate Credit Facility (Hedged)	140,000	140,000	5.80%	2.4
Unsecured Term Loan	65,000	65,000	5.95%	2.4

Total Unsecured Debt	5,641,121	5,641,121	6.68%	4.9
Adjustment to Fair Market Value—Fixed Rate	(5,734)	(4,819)	N/A	N/A
Adjustment to Fair Market Value—Variable Rate	271	271	N/A	N/A

Consolidated Mortgages and Other Indebtedness	8,747,219	8,590,828	7.03%

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	3,478,990	1,527,265	7.59%	6.2
Other Hedged Debt	973,094	349,934	6.00%	4.2
Floating Rate Debt	696,444	290,883	6.45%	2.3

Subtotal	5,148,528	2,168,082	7.18%	5.4
Unsecured Fixed Rate Debt	6,609	3,305	7.93%	4.8

Total Unsecured Debt	6,609	3,305	7.93%	4.8
Adjustment to Fair Market Value—Fixed Rate	16,015	8,003	N/A	N/A

Joint Venture Mortgages and Other Indebtedness	5,171,152	2,179,390	7.18%	5.4

SPG's Share of Total Indebtedness		10,770,218	7.06%	5.0

(1)
Includes $213,200 of variable rate debt, of which $177,169 is SPG's share, that is effectively fixed to maturity through the use of interest rate hedges.

SIMON PROPERTY GROUP
Summary of Indebtedness By Maturity
As of March 31, 2001
(In thousands)

Property Name		Maturity Date	Interest Rate	Total Indebtedness	SPG's Share of Indebtedness	Weighted Avg Interest Rate by Year
Consolidated Indebtedness
Fixed Rate Mortgage Debt:
Windsor Park Mall—1	(1)	3/1/01	8.00%	5,589	5,589
Chesapeake Square		7/1/01	7.28%	44,921	33,691
Orland Square		9/1/01	7.74%	50,000	50,000

Subtotal 2001				100,510	89,280	7.58%
Lima Mall—1		3/1/02	7.12%	14,180	14,180
Lima Mall—2		3/1/02	7.12%	4,723	4,723
Columbia Center		3/15/02	7.62%	42,326	42,326
Northgate Shopping Center		3/15/02	7.62%	79,035	79,035
Tacoma Mall		3/15/02	7.62%	92,474	92,474
River Oaks Center		6/1/02	8.67%	32,500	32,500
North Riverside Park Plaza—1		9/1/02	9.38%	3,655	3,655
North Riverside Park Plaza—2		9/1/02	10.00%	3,523	3,523
Hutchinson Mall—2		9/15/02	6.81%	4,500	4,500
Hutchinson Mall—1		11/1/02	8.44%	11,188	11,188
Palm Beach Mall		12/15/02	7.50%	47,985	47,985
Other		5/31/02	6.80%	326	326
Other		12/1/02	8.00%	614	614

Subtotal 2002				337,029	337,029	7.74%
Principal Mutual Mortgages—Pool 1	(8)	3/15/03	6.79%	102,841	102,841
Principal Mutual Mortgages—Pool 2	(9)	2/11/03	6.62%	121,800	121,800
Century III Mall		7/1/03	6.78%	66,000	66,000
Miami International Mall		12/21/03	6.91%	45,158	27,095

Subtotal 2003				335,799	317,736	6.73%
Battlefield Mall—1		1/1/04	7.50%	46,050	46,050
Battlefield Mall—2		1/1/04	6.81%	43,921	43,921
Forum Phase I—Class A-2		5/15/04	6.19%	44,386	26,632
Forum Phase II—Class A-2		5/15/04	6.19%	40,614	22,338
Forum Phase I—Class A-1		5/15/04	7.13%	46,996	28,198
Forum Phase II—Class A-1		5/15/04	7.13%	43,004	23,652
CMBS Loan—Variable Component	(5)	12/15/04	6.16%	50,000	50,000
CMBS Loan—Fixed Component		12/15/04	7.31%	175,000	175,000

Subtotal 2004				489,971	415,790	6.98%
Tippecanoe Mall—1	(3)	1/1/05	8.45%	44,429	44,429
Tippecanoe Mall—2	(3)	1/1/05	6.81%	15,619	15,619
Melbourne Square		2/1/05	7.42%	38,229	38,229
Cielo Vista Mall—2		11/1/05	8.13%	1,441	1,441

Subtotal 2005				99,718	99,718	7.79%
Treasure Coast Square—1		1/1/06	7.42%	51,352	51,352
Treasure Coast Square—2		1/1/06	8.06%	11,866	11,866
Gulf View Square		10/1/06	8.25%	36,285	36,285
Paddock Mall		10/1/06	8.25%	28,859	28,859

Subtotal 2006				128,362	128,362	7.90%

Lakeline Mall		5/1/07	7.65%	71,162	71,162
Cielo Vista Mall—1	(4)	5/1/07	9.38%	53,554	53,554
Cielo Vista Mall—3	(4)	5/1/07	6.76%	38,024	38,024
McCain Mall—1	(4)	5/1/07	9.38%	25,007	25,007
McCain Mall—2	(4)	5/1/07	6.76%	17,551	17,551
Valle Vista Mall—1	(4)	5/1/07	9.38%	33,120	33,120
Valle Vista Mall—2	(4)	5/1/07	6.81%	7,802	7,802
University Park Mall		10/1/07	7.43%	59,500	35,700

Subtotal 2007				305,720	281,920	8.11%
Arsenal Mall—1		9/28/08	6.75%	34,138	34,138

Subtotal 2008				34,138	34,138	6.75%
College Mall—1	(3)	1/1/09	7.00%	40,299	40,299
College Mall—2	(3)	1/1/09	6.76%	11,712	11,712
Greenwood Park Mall—1	(3)	1/1/09	7.00%	33,752	33,752
Greenwood Park Mall—2	(3)	1/1/09	6.76%	60,513	60,513
Towne East Square—1	(3)	1/1/09	7.00%	53,283	53,283
Towne East Square—2	(3)	1/1/09	6.81%	24,405	24,405
Bloomingdale Court		10/1/09	7.78%	29,548	29,548
Forest Plaza		10/1/09	7.78%	16,206	16,206
Lake View Plaza		10/1/09	7.78%	21,543	21,543
Lakeline Plaza		10/1/09	7.78%	23,618	23,618
Lincoln Crossing		10/1/09	7.78%	3,261	3,261
Matteson Plaza		10/1/09	7.78%	9,487	9,487
Muncie Plaza		10/1/09	7.78%	8,202	8,202
Regency Plaza		10/1/09	7.78%	4,447	4,447
St. Charles Towne Plaza		10/1/09	7.78%	28,461	28,461
West Ridge Plaza		10/1/09	7.78%	5,732	5,732
White Oaks Plaza		10/1/09	7.78%	17,491	17,491

Subtotal 2009				391,960	391,960	7.28%
Trolley Square		8/1/10	9.03%	29,650	26,685
Crystal River		11/11/10	7.63%	16,252	16,252
Biltmore Square		12/11/10	7.95%	26,000	17,342
Port Charlotte Town Center		12/11/10	7.98%	53,250	42,600

Subtotal 2010				125,152	102,879	8.19%
Windsor Park Mall—2	(1)	5/1/12	8.00%	8,592	8,592

Subtotal 2012				8,592	8,592	8.00%
Chesapeake Center		5/15/15	8.44%	6,563	6,563
Grove at Lakeland Square, The		5/15/15	8.44%	3,750	3,750
Terrace at Florida Mall, The		5/15/15	8.44%	4,688	4,688

Subtotal 2015				15,001	15,001	8.44%
Arsenal Mall—2		5/15/16	8.20%	2,139	2,139

Subtotal 2016				2,139	2,139	8.20%
Sunland Park Mall		1/1/26	8.63%	38,601	38,601

Subtotal 2026				38,601	38,601	8.63%

Keystone at the Crossing		7/1/27	7.85%	62,717	62,717

Subtotal 2027				62,717	62,717	7.85%

Total Consolidated Fixed Rate Mortgage Debt				2,475,409	2,325,862	7.47%

Variable Rate Mortgage Debt:
Randall Park Mall—1		12/11/01	8.25%	35,000	35,000
Randall Park Mall—2		12/11/01	10.15%	5,000	5,000

Subtotal 2001				40,000	40,000	8.49%
White Oaks Mall		3/1/02	8.39%	16,500	9,062
Highland Lakes Center		3/1/02	6.65%	12,877	12,877
Mainland Crossing		3/31/02	6.65%	1,603	1,282
Bowie Mall -1	(1)	12/14/02	6.65%	4,500	4,500

Subtotal 2002				35,480	27,721	7.22%
Raleigh Springs Mall		2/23/03	6.80%	11,000	11,000
Richmond Towne Square	(6)	7/15/03	6.15%	57,410	57,410
Shops @ Mission Viejo	(6)	8/31/03	6.30%	142,228	142,228
Arboretum	(6)	11/30/03	6.65%	34,000	34,000

Subtotal 2003				244,638	244,638	6.34%
Jefferson Valley Mall	(6)	1/11/04	6.40%	60,000	60,000
North East Mall	(6)	5/20/04	6.53%	142,572	142,572
Waterford Lakes	(6)	8/15/04	6.55%	60,820	60,820

Subtotal 2004				263,392	263,392	6.50%
Brunswick Square	(6)	6/12/05	6.65%	45,000	45,000
Bowie Mall -2	(1)	12/14/05	6.65%	7,642	7,642

Subtotal 2005				52,642	52,642	6.65%

Total Variable Rate Mortgage Debt				636,152	628,393	6.61%

Total Consolidated Mortgage Debt				3,111,561	2,954,255	7.28%

Fixed Rate Unsecured Debt:
Unsecured Notes—CPI 1		3/15/02	9.00%	250,000	250,000

Subtotal 2002				250,000	250,000	9.00%
Unsecured Notes—CPI 2		4/1/03	7.05%	100,000	100,000
SPG, LP (Bonds)		6/15/03	6.63%	375,000	375,000
SPG, LP (PATS)		11/15/03	6.75%	100,000	100,000

Subtotal 2003				575,000	575,000	6.72%
SCA (Bonds)		1/15/04	6.75%	150,000	150,000
SPG, LP (Bonds)		2/9/04	6.75%	300,000	300,000
SPG, LP (Bonds)		7/15/04	6.75%	100,000	100,000

Simon ERE Facility	(6)	7/31/04	7.75%	28,200	28,200
Unsecured Notes—CPI 3		8/15/04	7.75%	150,000	150,000

Subtotal 2004				728,200	728,200	6.99%
SCA (Bonds)		5/15/05	7.63%	110,000	110,000
SPG, LP (Bonds)		6/15/05	6.75%	300,000	300,000
SPG, LP (MTN)		6/24/05	7.13%	100,000	100,000
SPG, LP (Bonds)		10/27/05	6.88%	150,000	150,000

Subtotal 2005				660,000	660,000	6.98%
SPG, LP (Notes)		1/20/06	7.38%	300,000	300,000
SPG, LP (Bonds)		11/15/06	6.88%	250,000	250,000

Subtotal 2006				550,000	550,000	7.15%
SPG, LP (MTN)		9/20/07	7.13%	180,000	180,000

Subtotal 2007				180,000	180,000	7.13%
SPG, LP (MOPPRS)		6/15/08	7.00%	200,000	200,000

Subtotal 2008				200,000	200,000	7.00%
SPG, LP (Bonds)		2/9/09	7.13%	300,000	300,000
SPG, LP (Bonds)		7/15/09	7.00%	150,000	150,000

Subtotal 2009				450,000	450,000	7.08%
SPG, LP (Notes)		1/20/11	7.75%	200,000	200,000

Subtotal 2011				200,000	200,000	7.75%
Unsecured Notes—CPI 4		9/1/13	7.18%	75,000	75,000

Subtotal 2013				75,000	75,000	7.18%
Unsecured Notes—CPI 5		3/15/16	7.88%	250,000	250,000

Subtotal 2016				250,000	250,000	7.88%
SPG, LP (Bonds)		6/15/18	7.38%	200,000	200,000

Subtotal 2018				200,000	200,000	7.38%

Total Unsecured Fixed Rate Debt				4,318,200	4,318,200	7.21%

Variable Rate Unsecured Debt:
Acquisition Facility—3		9/24/01	5.80%	435,000	435,000

Subtotal 2001				435,000	435,000	5.80%
SPG, L.P. Unsecured Loan—1	(6)	2/28/02	5.95%	150,000	150,000
SPG, L.P. Unsecured Loan—3	(2)	3/30/02	6.15%	22,929	22,929

Subtotal 2002				172,929	172,929	5.98%
Corporate Revolving Credit Facility	(6)	8/25/03	5.80%	645,000	645,000

Subtotal 2003				645,000	645,000	5.80%
Unsecured Notes -7		3/14/04	5.95%	65,000	65,000
Simon ERE Facility	(6)	7/31/04	5.75%	4,992	4,992

Subtotal 2004				69,992	69,992	5.94%

Total Unsecured Variable Rate Debt				1,322,921	1,322,921	5.83%

Total Unsecured Debt				5,641,121	5,641,121	6.89%
Net Premium on Fixed-Rate Indebtedness				(5,734)	(4,819)	N/A
Net Premium on Variable-Rate Indebtedness				271	271	N/A

Total Consolidated Debt				8,747,219	8,590,828	7.03%

Joint Venture Indebtedness
Fixed Rate Mortgage Debt:
Seminole Towne Center		6/30/01	8.00%	70,377	31,670
Highland Mall—2		10/1/01	8.50%	83	42
Highland Mall—3		11/1/01	9.50%	869	435
Square One		12/1/01	8.40%	104,184	51,193

Subtotal 2001				175,513	83,339	8.25%
Crystal Mall		2/1/03	8.66%	47,760	35,614
Avenues, The		5/15/03	8.36%	55,892	13,973

Subtotal 2003				103,652	49,587	8.58%
Solomon Pond		2/1/04	7.83%	94,905	46,634
Northshore Mall		5/14/04	9.05%	161,000	79,111
Indian River Commons		11/1/04	7.58%	8,367	4,184
Indian River Mall		11/1/04	7.58%	46,429	23,215

Subtotal 2004				310,701	153,143	8.42%
Westchester, The—1		9/1/05	8.74%	149,170	74,585
Westchester, The—2		9/1/05	7.20%	52,954	26,477

Subtotal 2005				202,124	101,062	8.34%
Cobblestone Court		1/1/06	7.64%	6,180	2,163
Crystal Court		1/1/06	7.64%	3,570	1,250
Fairfax Court		1/1/06	7.64%	10,320	2,709
Gaitway Plaza		1/1/06	7.64%	7,350	1,715
Plaza at Buckland Hills, The		1/1/06	7.64%	17,422	5,967
Ridgewood Court		1/1/06	7.64%	8,365	2,928
Royal Eagle Plaza		1/1/06	7.64%	7,920	2,772
Village Park Plaza		1/1/06	7.64%	8,834	3,092
West Town Corners		1/1/06	7.64%	10,330	2,411
Westland Park Plaza		1/1/06	7.64%	4,950	1,155
Willow Knolls Court		1/1/06	7.64%	6,490	2,272
Yards Plaza, The		1/1/06	7.64%	8,270	2,895
CMBS Loan—Fixed Component (IBM)	(7)	5/1/06	7.41%	300,000	150,000
CMBS Loan—Fixed Component—2 (IBM)	(7)	5/15/06	8.13%	57,100	28,550
Great Northeast Plaza		6/1/06	9.04%	17,309	8,655
Smith Haven Mall		6/1/06	7.86%	115,000	28,750
Mall of Georgia Crossing		6/9/06	7.25%	34,380	17,190
Greendale Mall		11/1/06	8.23%	41,638	20,460

Subtotal 2006				665,428	284,932	7.65%
Town Center at Cobb—1		4/1/07	7.54%	49,534	24,767
Town Center at Cobb—2		4/1/07	7.25%	64,713	32,357
Gwinnett Place—1		4/1/07	7.54%	38,875	19,438
Gwinnett Place—2		4/1/07	7.25%	85,034	42,517
Mall at Rockingham		8/1/07	7.88%	99,542	24,456

Subtotal 2007				337,698	143,534	7.45%
Metrocenter		2/28/08	8.45%	30,243	15,122
Aventura Mall—A		4/6/08	6.55%	141,000	47,000
Aventura Mall—B		4/6/08	6.60%	25,400	8,467
Aventura Mall—C		4/6/08	6.89%	33,600	11,200
West Town Mall		5/1/08	6.90%	76,000	38,000
Mall of New Hampshire—1		10/1/08	6.96%	103,528	50,871
Mall of New Hampshire—2		10/1/08	8.53%	8,414	4,134
Grapevine Mills—1		10/1/08	6.47%	155,000	58,125
Ontario Mills—5		11/2/08	6.75%	141,883	35,471
Source, The		11/6/08	6.65%	124,000	31,000
Ontario Mills—6		12/5/08	8.00%	10,500	2,625
Grapevine Mills—2		11/5/08	8.39%	14,480	5,430

Subtotal 2008				864,048	307,444	6.86%
Apple Blossom Mall		9/10/09	7.99%	40,543	19,922
Auburn Mall		9/10/09	7.99%	47,464	23,323
Highland Mall—1		12/1/09	9.75%	6,714	3,357
Ontario Mills—4		12/28/09	6.00%	4,198	1,050

Subtotal 2009				98,919	47,651	8.07%
Mall of Georgia		7/1/10	7.09%	200,000	100,000
Coral Square		10/1/10	8.00%	90,000	45,000
Florida Mall, The		11/13/10	7.55%	269,402	134,701

Subtotal 2010				559,402	279,701	7.46%
Atrium at Chestnut Hill		3/11/11	6.89%	49,150	24,151
Cape Cod		3/11/11	6.80%	100,000	49,138
Polska Shopping Mall		12/31/11	6.49%	12,355	3,583

Subtotal 2011				161,505	76,872	6.81%

Total Joint Venture Fixed Rate Mortgage Debt				3,478,990	1,527,265	7.59%

Variable Rate Mortgage Debt:
Liberty Tree Mall		10/1/01	6.65%	46,509	22,853

Subtotal 2001				46,509	22,853	6.65%
Montreal Forum		1/31/02	7.50%	24,931	8,882
Shops at Sunset Place, The	(6)	6/30/02	6.30%	113,829	42,686

Subtotal 2002				138,760	51,568	6.51%
Dadeland Mall	(6)	2/1/03	5.95%	140,000	70,000

CMBS Loan—Floating Component (IBM)	(7)	5/1/03	5.65%	184,500	92,250
Concord Mills	(6)	12/2/03	6.50%	179,883	67,456

Subtotal 2003				504,383	229,706	5.99%
Circle Centre Mall—1	(6)	1/31/04	5.59%	60,000	8,802
Circle Centre Mall—2	(6)	1/31/04	6.65%	7,500	1,100
Orlando Premium Outlets	(6)	2/12/04	6.65%	58,173	29,087

Subtotal 2004				125,673	38,989	6.41%
Mall of America	(6)	3/10/05	5.66%	312,000	85,800
Emerald Square Mall	(6)	3/31/05	6.64%	145,000	71,249
Arundel Mills	(6)	4/30/05	6.80%	133,119	49,920
Northfield Square	(6)	4/30/05	7.65%	37,000	11,692

Subtotal 2005				627,119	218,661	6.35%
CMBS Loan—Floating Component—2 (IBM)	(7)	5/15/06	5.52%	81,400	40,700

Subtotal 2006				81,400	40,700	5.52%
Arizona Mills	(6)	10/10/10	6.45%	145,694	38,341

Subtotal 2010				145,694	38,341

Total Joint Venture Variable Rate Debt				1,669,538	640,817	6.20%

Unsecured Debt:
Merchantwired		12/31/05	7.93%	6,609	3,305

Subtotal 2005				6,609	3,305	7.93%

Total Unsecured Debt				6,609	3,305	7.93%

CMBS Loan—Fixed Premium (IBM)				15,478	7,739
Net Premium on NED Fixed-Rate Indebtedness				537	264

Total Joint Venture Debt				5,171,153	2,179,390	7.18%

SPG's Share of Total Indebtedness				13,918,371	10,770,218	7.06%

(1)
These Notes are cross-collateralized.

(2)
This unsecured loan was previously secured by a mortgage of Eastgate Consumer Mall. The maturity date includes all applicable extensions available at Simon Group's option.

(3)
This Pool is secured by cross-collateralized and cross-defaulted mortgages encumbering these four Properties.

(4)
This Pool is secured by cross-collateralized and cross-defaulted mortgages encumbering these three Properties.

(5)
Through an interest rate protection agreement, effectively fixed at an all-in-one rate of 6.16%.

(6)
Includes applicable extensions available at Simon Group's option.

(7)
These Commercial Mortgage Notes are secured by cross-collateralized mortgages encumbering thirteen Properties. A weighted average rate is used.

(8)
This Principal Mutual Pool 1 loan is secured by cross-collateralized and cross-defaulted mortgages encumbering four of the Properties (Anderson, Forest Village Park, Longview, and South Park). A weighted average rate is used for these Pool 1 Properties. Includes applicable extensions available at Simon Group's option.

(9)
This Principal Mutual Pool 2 loan is secured by cross-collateralized and cross-defaulted mortgages encumbering seven of the Properties (Eastland, Forest Mall, Golden Ring, Hutchinson, Markland, Midland, and North Towne). A weighted average rate is used for these Pool 2 Properties. Includes applicable extensions available at Simon Group's option.

SIMON PROPERTY GROUP
Summary of Variable Rate Debt and Interest Rate Protection Agreements
As of March 31, 2001
(In thousands)

Property Name	Maturity Date	Principal Balance 03/31/01	SPG Ownership %	SPG's Share of Loan Balance	Interest Rate 03/31/01	Terms of Variable Rate	Terms of Interest Rate Protection Agreement
Consolidated Indebtedness:
Variable Rate Debt Effectively Fixed to Maturity:
Orland Square	9/1/01	50,000	100.00%	50,000	7.742%	LIBOR + 0.500%	LIBOR Swapped at 7.24% through maturity.
Forum Phase I—Class A-2	5/15/04	44,386	60.00%	26,632	6.190%	LIBOR + 0.300%	Through an interest rate protection agreement, effectively fixed at an all-in-one rate of 6.19%.
Forum Phase II—Class A-2	5/15/04	40,614	55.00%	22,338	6.190%	LIBOR + 0.300%	Through an interest rate protection agreement, effectively fixed at an all-in-one rate of 6.19%.
Simon ERE Facility—Swap component	7/31/04	28,200	100.00%	28,200	7.750%	EURIBOR + 0.600%	Through a cross-currency swap, effectively fixed at an all-in-one rate of 7.75%
CMBS Loan—Variable Component	12/15/04	50,000	100.00%	50,000	6.155%	LIBOR + 0.365%	Through an interest rate protection agreement, effectively fixed at an all-in-one rate of 6.16%.

		213,200		177,169

Other Hedged Debt:
Randall Park Mall—1	12/11/01	35,000	100.00%	35,000	8.251%	LIBOR + 3.100%	LIBOR Capped at a rate of 7.40% through maturity.
Randall Park Mall—2	12/11/01	5,000	100.00%	5,000	10.151%	LIBOR + 5.000%	LIBOR Capped at a rate of 7.40% through maturity.
Raleigh Springs Mall	2/23/03	11,000	100.00%	11,000	6.801%	LIBOR + 1.650%	LIBOR Capped at a rate of 8.35% through September 10, 2001.
Unsecured Revolving Credit Facility—(1.25B—capped)	8/25/03	140,000	100.00%	140,000	5.151%	LIBOR + 0.650%	LIBOR Capped at a rate Subject to an 11.53% LIBOR cap on $90M and a 16.77% LIBOR cap on $50M.

		191,000		191,000

Floating Rate Debt:
Unsecured Notes—7	3/14/04	65,000	100.00%	65,000	5.951%	LIBOR + 0.800%
White Oaks Mall	3/1/02	16,500	54.92%	9,062	8.391%	LIBOR + 1.300%	90-day LIBOR set on August 31, 2000.
CPI Merger Facility—3 (1.4B)	9/24/01	435,000	100.00%	435,000	5.801%	LIBOR + 0.650%
SPG, L.P. Unsecured Loan—1	2/28/02	150,000	100.00%	150,000	5.951%	LIBOR + 0.650%
Highland Lakes Center	3/1/02	12,877	100.00%	12,877	6.651%	LIBOR + 1.500%
SPG, L.P. Unsecured Loan—3	3/30/02	22,929	100.00%	22,929	6.151%	LIBOR + 0.650%
Mainland Crossing	3/31/02	1,603	80.00%	1,282	6.651%	LIBOR + 1.500%
Jefferson Valley Mall	1/11/04	60,000	100.00%	60,000	6.401%	LIBOR + 1.250%
Richmond Towne Square	7/15/03	57,410	100.00%	57,410	6.151%	LIBOR + 1.000%
Unsecured Revolving Credit Facility	8/25/03	505,000	100.00%	505,000	5.801%	LIBOR + 0.650%
Shops @ Mission Viejo	8/31/03	142,228	100.00%	142,228	6.301%	LIBOR + 1.150%
Arboretum	11/30/03	34,000	100.00%	34,000	6.651%	LIBOR + 1.500%
Bowie Mall -1	12/14/02	4,500	100.00%	4,500	6.651%	LIBOR + 1.500%
Bowie Mall -2	12/14/05	7,642	100.00%	7,642	6.651%	LIBOR + 1.500%
North East Mall	5/20/04	142,572	100.00%	142,572	6.526%	LIBOR + 1.375%
Waterford Lakes	8/15/04	60,820	100.00%	60,820	6.551%	LIBOR + 1.400%
Simon ERE Facility—Variable component	7/31/04	4,992	100.00%	4,992	5.751%	EURIBOR + 0.600%
Brunswick Square	6/12/05	45,000	100.00%	45,000	6.651%	LIBOR + 1.500%

		1,768,073		1,760,314

Joint Venture Indebtedness:
Other Hedged Debt:
Arizona Mills	10/10/10	145,694	26.32%	38,341	6.451%	LIBOR + 1.300%	LIBOR Capped at 9.50% through maturity.
CMBS Loan—Floating Component (IBM)	5/1/03	184,500	50.00%	92,250	5.649%	See Footnote(1)	LIBOR Capped at 11.67% for $147,500 and LIBOR Capped at 10.95% for $37,000
CMBS Loan—Floating Component—2 (IBM)	5/15/06	81,400	50.00%	40,700	5.520%	See Footnote(1)	LIBOR Capped at 11.83% through maturity.
Circle Centre Mall—1	1/31/04	60,000	14.67%	8,802	5.591%	LIBOR + 0.440%	LIBOR Capped at 8.81% through maturity.
Circle Centre Mall—2	1/31/04	7,500	14.67%	1,100	6.651%	LIBOR + 1.500%	LIBOR Capped at 7.75% through maturity.
Emerald Square Mall	3/31/05	145,000	49.14%	71,249	6.639%	LIBOR + 1.490%	LIBOR Capped at 7.73% through maturity.
Mall of America	3/10/05	312,000	27.50%	85,800	5.663%	LIBOR + 0.513%	LIBOR Capped at 8.7157% through March 12, 2003.
Northfield Square	4/30/05	37,000	31.60%	11,692	7.651%	LIBOR + 2.500%	LIBOR Capped at 8.50% through maturity.

		973,094		349,934

Floating Rate Debt:
Arundel Mills	4/30/05	133,119	37.50%	49,920	6.801%	LIBOR + 1.650%
Dadeland Mall	2/1/03	140,000	50.00%	70,000	5.951%	LIBOR + 0.800%
Liberty Tree Mall	10/1/01	46,509	49.14%	22,853	6.651%	LIBOR + 1.500%
Montreal Forum	1/31/02	24,931	35.63%	8,882	7.500%	Canadian Prime
Shops at Sunset Place, The	6/30/02	113,829	37.50%	42,686	6.301%	LIBOR + 1.150%	Rate can be reduced based upon project performance.
Concord Mills	12/2/03	179,883	37.50%	67,456	6.501%	LIBOR + 1.350%
Orlando Premium Outlets	2/12/04	58,173	50.00%	29,087	6.651%	LIBOR + 1.500%	Rate can be reduced based upon project performance.

		696,444		290,883

Footnote:

(1)
Represents the weighted average interest rate.

SIMON PROPERTY GROUP
New Development Activities
As of March 31, 2001

Mall/ Location	Simon Group's Ownership Percentage	Actual/ Projected Opening	Projected Cost (in millions) (1)	Non-Anchor Sq. Footage Leased/ Committed	GLA (sq. ft.)
Projects Under Construction
Bowie Town Center Annapolis, MD	100.0%	Fall 2001	$66	97%	657,000

Anchors/Major Tenants: Hecht's, Sears, Old Navy, Barnes & Noble, Bed Bath & Beyond, Safeway

(1)
Includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

SIMON PROPERTY GROUP
Significant Renovation/Expansion Activities
As of March 31, 2001

Mall/ Location	Simon Group's Ownership Percentage	Actual/ Projected Opening	Projected Cost (in millions) (1)	GLA Before Renov/Expan (sq. ft.)	New or Incremental GLA (sq. ft.)
North East Mall Hurst, TX	100%	10/01 & 2002	$103	1,141,000	308,000
Project Description:	New Foley's (to open 10/01); new Lord & Taylor in existing Montgomery Ward space (to open 2002)
	Previously opened: New Nordstrom (3/01); new Saks Fifth Avenue, mall renovation and parking deck (9/00); JCPenney remodel and expansion and parking deck (11/99); new Dillard's, mall expansion and parking deck (9/99)

The Shops at Mission Viejo Mission Viejo, CA	100%	Fall 2001	$146	817,000	427,000
Project Description:	Macy's expansion (to open fall 2001)
	Previously opened: Old Navy, PF Chang's and California Café (12/00); Robinsons-May expansion and remodel and food court addition (10/00); New Nordstrom, small shop expansion and renovation, new parking structure; new Saks Fifth Avenue (9/99)

(1)
Includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

SIMON PROPERTY GROUP
Capital Expenditures
For the Three Months Ended March 31, 2001

     (In millions)

		Joint Venture Properties
	Consolidated Properties	Total	Simon Group's Share
New Developments	$14.6	$15.3	$6.2
Renovations and Expansions	19.8	14.5	6.3
Tenant Allowances	8.6	4.4	1.9
Operational Capital Expenditures at Properties	2.6	(.2)	.2
Other	—	—	(.2)

Totals	$45.6	$34.0	$14.4

QuickLinks

SIMON PROPERTY GROUP Overview
Simon Property Group Economic Ownership Structure (1) March 31, 2001
SIMON PROPERTY GROUP Changes in Common Shares and Unit Ownership For the Period from December 31, 2000 through March 31, 2001
SIMON PROPERTY GROUP Preferred Stock/Units Outstanding As of March 31, 2001 ($ in 000's)
SIMON PROPERTY GROUP Reconciliation of Income to Funds From Operations ("FFO") As of March 31, 2001 (Amounts in thousands, except per share data)
SIMON PROPERTY GROUP Selected Financial Information As of March 31, 2001 (In thousands, except as noted)
SIMON PROPERTY GROUP Selected Financial Information As of March 31, 2001 (In thousands, except as noted)
SIMON PROPERTY GROUP Portfolio GLA, Occupancy & Rent Data As of March 31, 2001
Occupancy History
SIMON PROPERTY GROUP Rent Information As of March 31, 2001
SIMON PROPERTY GROUP Lease Expirations(1) As of March 31, 2001
SIMON PROPERTY GROUP Lease Expirations(1) As of March 31, 2001
SIMON PROPERTY GROUP SPG's Share of Total Debt Amortization and Maturities by Year As of March 31, 2001 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness As of March 31, 2001 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness By Maturity As of March 31, 2001 (In thousands)
SIMON PROPERTY GROUP Summary of Variable Rate Debt and Interest Rate Protection Agreements As of March 31, 2001 (In thousands)
SIMON PROPERTY GROUP New Development Activities As of March 31, 2001
SIMON PROPERTY GROUP Significant Renovation/Expansion Activities As of March 31, 2001
SIMON PROPERTY GROUP Capital Expenditures For the Three Months Ended March 31, 2001